UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): APRIL 23, 2003

PORTFOLIO RECOVERY ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50058	75-3078675
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number

120 CORPORATE BOULEVARD, NORFOLK, VIRGINIA	23502
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number: (888) 772-7326

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press Release of Portfolio Recovery Associates, Inc. dated April 23, 2003.

Item 9. Regulation FD Disclosure.

     In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8216, the information furnished under this Item 9 (“Regulation FD Disclosure”) is intended to be furnished under Item 12 (“Results of Operations and Financial Condition”). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

     On April 23, 2003, Portfolio Recovery Associates, Inc. issued a press release, attached hereto as Exhibit 99.1, which is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTFOLIO RECOVERY ASSOCIATES, INC.

Date: April 23, 2003	By: /s/ Kevin P. Stevenson
	Name:	Kevin P. Stevenson
	Title:	Senior Vice President, Chief Financial
Officer, Treasurer and Assistant Secretary